FIRST BANKING CENTER, INC.
                         400 Milwaukee Avenue
                     Burlington, Wisconsin 53105
                           (414) 763-3581

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           APRIL 22, 1997

To the Stockholders of First Banking Center, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of First Banking Center, Inc., Burlington, Wisconsin, pursuant to action of the Board of Directors, will be held at the Banking House, 400 Milwaukee Avenue, Burlington, Wisconsin, on the 22nd day of April, 1997, at 1:30 P.M. for the purpose of considering and voting upon the following matters:


     1.) Election of 8 directors as described in the Proxy Statement dated March 3, 1997.


     2.) Such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 3, 1997 will be entitled to notice of and to vote at the Annual Meeting of April 22, 1997, or any adjournment(s) thereof.

                    John S. Smith
                    Secretary-Treasurer

Burlington, Wisconsin
March 3, 1997

YOU ARE REQUESTED TO PLEASE FILL IN, SIGN, DATE AND RETURN THE PROXY SUBMITTED HEREWITH IN THE ENCLOSED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

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                       FIRST BANKING CENTER, INC.
                         Burlington, Wisconsin
                       PROXY FOR ANNUAL MEETING

 This Proxy is Solicited by the Board of Directors of First Banking Center, Inc.
                   For The Annual Meeting of Stockholders
                             April 22, 1997

     The undersigned hereby constitutes and appoints Robert Winkler and Jane Robers, and each of them, with full power to act alone and with power of substitution, to be the true and lawful attorney and proxy of the undersigned to vote at the Annual Meeting of Shareholders of First Banking Center, Inc. to be held at the Banking House, 400 Milwaukee Avenue, Burlington, Wisconsin on April 22, 1997 at 1:30 P.M., or at any adjournment(s) thereof, the shares of stock which the undersigned would be entitled to vote at that meeting and at any adjournment(s) thereof, as indicated below. The undersigned hereby revokes any proxy heretofore given and ratifies all that said attorneys and proxies or their substitutes may do by virtue hereof.

     1.)  ELECTION OF DIRECTORS
          The eight persons listed below have been nominated for election as directors as discussed in the Proxy Statement dated March 3, 1997 attached hereto:

          David Boilini     Roman Borkovec  John Ernster        Richard McKinney
          Patrick Sebranek  John S. Smith   Charles Wellington  Melvin Wendt

     ( )  ELECT AS DIRECTORS THE EIGHT NOMINEES LISTED ABOVE

     ( )  WITHHOLD AUTHORITY TO VOTE FOR THE EIGHT NOMINEES LISTED ABOVE

     ( )  WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES (TO
          WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THIS BOX AND DRAW A LINE THROUGH THAT NOMINEE'S NAME ABOVE)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE EIGHT PERSONS LISTED ABOVE.

     If any additional matters are properly presented, the persons named in the proxy will have the discretion to vote in accordance with their own judgment in such matters. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY SUBMITTING A LATER-DATED PROXY, OR BY ATTENDING THE ANNUAL MEETING. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED TO ELECT THE PERSONS LISTED ABOVE.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting dated March 3, 1997, and the Proxy Statement dated March 3, 1997 and enclosed herewith.

     Dated _______________________, 1997


                           ____________________________________________

                           ____________________________________________

                           ____________________________________________
                           Signature of Stockholder(s)

                              Number of Shares ________________________

                              (Please sign your name exactly as it appears on the Proxy. In signing as Executor, Administrator, Personal Representative,
                              Guardian, Trustee, or Attorney, please add your title as such. All joint owners should sign.)